FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report:  January 15, 1999
                        (Date of earliest event reported)


                              LANXIDE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-16293            51-0270253
          --------                       -------            ----------
 (State or other jurisdiction  (Commission File Number)   (IRS Employer
                                                        Identification Number)

                           -----------------------------

                                1300 MARROWS ROAD
                         NEWARK, DELAWARE  19714-6077
                                 302) 456-6200

 (Address including zip code, and telephone number including area code of registrants' principal executive offices)


 Item 3.   Bankruptcy or Receivership.

           On January 15, 1999, Lanxide Corporation, a Delaware corporation (the "Company"), issued a press release announcing that it had filed for bankruptcy relief under Chapter 7 of Title 11 of the United States Code which will result in a complete liquidation of the Company. The Company's petition for relief was filed on January 15, 1999 in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in a case captioned In re: Lanxide Corporation, Case No. 99-91. The Bankruptcy Court assumed jurisdiction over the matter on that date. On January 19, 1999, Montague Claybrook was appointed by the Bankruptcy Court to act as the trustee responsible for the liquidation of the Company's assets.

           A copy of the January 15, 1999 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 7.   Financial Statements and Exhibits.

      (a)  Not Applicable

      (b)  Not Applicable

      (c)  Exhibits:

      99.1      Press release dated January 15, 1999


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          LANXIDE CORPORATION


                          By: /s/ Montague Claybrook
                             --------------------------------
                             Montague Claybrook
                             Trustee


 Date:  January 22, 1999



                             INDEX TO EXHIBITS

      Exhibit
      Number                   Exhibit

      99.1      Press release dated January 15, 1999